UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2020

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

TransDigm Group Incorporated (“TransDigm Group”), which includes, for purposes of this Item 2.02, its direct and indirect subsidiaries, is hereby furnishing the following information regarding its business, which has not been previously reported, in connection with a potential refinancing of certain tranches of its senior secured term loans.

TransDigm Group has not yet finalized its financial results for the thirteen-week period ended December 28, 2019. However, based on its unaudited preliminary analysis, it estimates that it will have the following selected results from continuing operations for the thirteen-week period ended December 28, 2019:

•	Net sales from continuing operations of $1,465 million (as compared to net sales of $993 million for the thirteen-week period ended December 29, 2018);

•
Income from continuing operations in the range of $231 million to $234 million (as compared to income from continuing operations of $196 million for the thirteen-week period ended December 29, 2018); and

•	EBITDA As Defined from continuing operations of $681 million (as compared to EBITDA As Defined of $487 million for the thirteen-week period ended December 29, 2018).

The preliminary results presented herein for the thirteen-week period ended December 28, 2019 exclude discontinued operations, specifically the results and the gain/loss on sale of the Souriau-Sunbank Connection Technologies business.

TransDigm Group’s preliminary results for the thirteen-week period ended December 28, 2019 are preliminary, unaudited and represent the most current information available to TransDigm Group’s management. TransDigm Group’s actual results may differ from the preliminary results due to the completion of its financial closing procedures, final adjustments and other developments that may arise between the date of this Current Report on Form 8-K and the time that financial results for the thirteen-week period ended December 28, 2019 are finalized.

The preliminary results included herein have been prepared by, and are the responsibility of, TransDigm Group’s management. Ernst & Young LLP, TransDigm Group’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial results. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

The following table sets forth a reconciliation of the mid-point of our estimated range of income from continuing operations to EBITDA and EBITDA As Defined for the thirteen-week period ended December 28, 2019 and a reconciliation of net income to EBITDA and EBITDA As Defined for the thirteen-week period ended December 29, 2018 (in millions):

	Thirteen-Week Period Ended
	December 28, 2019	December 29, 2018
Income from continuing operations	$232	$196
Adjustments:(1)	378	261
EBITDA from continuing operations	610	457
Adjustments:(2)	71	30
EBITDA As Defined	$681	$487

(1)	Represents accounting adjustments with respect to depreciation and amortization, interest expense and income taxes.

(2)
Represents estimated accounting adjustments with respect to inventory purchase accounting adjustments, acquisition integration costs, acquisition transaction-related expenses, non-cash stock compensation expense, refinancing costs, foreign currency transaction gain or loss, payroll withholding taxes related to dividend equivalent payments and stock option exercises, non-service related pension costs, deferred compensation and gain or loss on sale of fixed assets.

Non-GAAP Financial Measures
This Current Report on Form 8-K contains non-GAAP financial measures such as EBITDA and EBITDA As Defined, none of which are measurements of financial performance under generally accepted accounting principles in the United States (“GAAP”). TransDigm Group defines “EBITDA” as earnings before interest, taxes, depreciation and amortization, “EBITDA As Defined” as EBITDA plus certain non-operating items, refinancing costs, acquisition-related costs, transaction-related costs and non-cash charges incurred in connection with certain employee benefit plans. TransDigm Group presents EBITDA and EBITDA As Defined because it believes they are useful indicators for evaluating operating performance and liquidity.
TransDigm Group’s management believes that EBITDA and EBITDA As Defined are useful to investors because they are frequently used by securities analysts, investors and others to measure operating performance among companies with differing capital structures, effective tax rates and tax attributes, capitalized asset values and employee compensation structures, all of which can vary substantially from company to company depending upon, among other things, accounting methods, book value of assets and the method by which assets are acquired. These measures are useful to evaluate TransDigm Group’s business between time periods without regard to items such as interest expense, income tax expense and depreciation and amortization. TransDigm Group also believes EBITDA is useful to investors as a measure of comparative operating performance among companies and between time periods as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance.
TransDigm Group’s management also believes that EBITDA and EBITDA As Defined are useful as indicators of liquidity because securities analysts, investors, rating agencies and others use EBITDA to evaluate a company’s ability to incur and service debt. In addition, EBITDA As Defined is useful to investors because the revolving credit facility under TransDigm Group’s senior secured credit facilities requires compliance under certain circumstances, on a pro forma basis, with a financial covenant that measures the ratio of the amount of TransDigm Group’s total net indebtedness to the amount of its Consolidated EBITDA, defined in substantially the same manner as it defines EBITDA As Defined herein. This financial covenant is a material term of the revolving credit facility under TransDigm Group’s senior secured credit facilities as the failure to comply with such financial covenant could result in an event of default in respect of its senior secured credit facilities (and such an event of default could, in turn, result in an event of default under the indentures governing its notes).
In addition to the above, TransDigm Group’s management uses EBITDA As Defined to review and assess the performance of the management team in connection with employee incentive programs and to prepare its annual budget and financial projections. Moreover, TransDigm Group’s management uses EBITDA As Defined to evaluate acquisitions.
Although TransDigm Group uses EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined as measures to assess the performance of its business and for the other purposes set forth above, the use of these non-GAAP financial measures as analytical tools has limitations, and you should not consider any of them in isolation, or as a substitute for analysis of TransDigm Group’s results of operations as reported in accordance with GAAP. Some of these limitations are:

•	none of EBITDA and EBITDA As Defined reflect the significant interest expense of, or the cash requirements necessary to service interest payments on, TransDigm Group’s indebtedness;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, none of EBITDA and EBITDA As Defined reflect any cash requirements for such replacements;

•	the omission of the substantial amortization expense associated with TransDigm Group’s intangible assets further limits the usefulness of EBITDA and EBITDA As Defined;

•	none of EBITDA or EBITDA As Defined include the payment of taxes, which is a necessary element of TransDigm Group’s operations; and

•
EBITDA As Defined excludes the cash expense TransDigm Group has incurred to integrate acquired businesses into its operations, which is a necessary element of certain of TransDigm Group’s acquisitions.

Because of these limitations, EBITDA and EBITDA As Defined should not be considered as measures of discretionary cash available to TransDigm Group to invest in the growth of its business. Management compensates for these limitations by not viewing EBITDA or EBITDA As Defined in isolation and specifically by using other GAAP measures, such as net income, net sales and operating profit, to measure TransDigm Group’s operating performance. None of EBITDA or EBITDA As Defined is a measurement of financial performance under GAAP, and none should be considered as an alternative to net income or cash flow from operations determined in accordance with GAAP. TransDigm Group’s calculation of EBITDA and EBITDA As Defined may not be comparable to the calculation of similarly titled measures reported by other companies.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Exchange Act and 27A of the Securities Act. When used in this Current Report on Form 8-K, the words “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning are intended to identify forward-looking statements. Although the TransDigm Group believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made in this Current Report on Form 8-K. The more important of such risks and uncertainties are set forth under “Item 1A. Risk Factors” in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission (“SEC”). Many such factors are outside the control of TransDigm Group. Consequently, such forward-looking statements should be regarded solely as TransDigm Group’s current plans, estimates and beliefs. TransDigm Group does not undertake, and specifically declines, any obligation, to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. All forward-looking statements attributable to TransDigm Group or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

Important factors that could cause actual results to differ materially from the forward-looking statements made in this Current Report on Form 8-K include, but are not limited to: the sensitivity of TransDigm Group’s business to the number of flight hours that its customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic conditions; future geopolitical or other worldwide events; cyber-security threats and natural disasters; TransDigm Group’s reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; failure to complete dispositions or acquisitions or successfully integrate acquisitions; TransDigm Group’s indebtedness; potential environmental liabilities; liabilities arising in connection with litigation; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; risks and costs associated with TransDigm Group’s international sales and operations; and other factors. Please refer to “Risk Factors” in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and other reports that TransDigm Group or its subsidiaries have filed with the SEC for additional information regarding the foregoing factors that may affect TransDigm Group’s business.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Michael Lisman
Michael Lisman
Chief Financial Officer (Principal Financial Officer)

Date: January 23, 2020